Exhibit 99.(17)(d)

[FORM OF PROXY CARD]

YOUR VOTE IS IMPORTANT!

THREE EASY WAYS TO VOTE YOUR PROXY.

TOUCHSTONE VARIABLE SERIES TRUST

Touchstone Baron Small Cap Growth Fund

PROXY TABULATOR	To vote by Internet

1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand.

2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand.
2) Call ( ) - .
3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement/Prospectus.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

[FORM OF PROXY CARD]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

[ ]	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:		For	Against	Abstain

1. To approve an Agreement and Plan of Reorganization between Touchstone Baron Small Cap Growth Fund and Touchstone Focused Fund, each a series of Touchstone Variable Series Trust, providing for (i) the transfer of all of the assets of Touchstone Baron Small Cap Growth Fund to Touchstone Focused Fund in exchange for shares of Touchstone Focused Fund and the assumption by Touchstone Focused Fund of all of the liabilities of Touchstone Baron Small Cap Growth Fund; and (ii) the termination of Touchstone Baron Small Cap Growth Fund subsequent to the distribution of shares of Touchstone Focused Fund to Touchstone Baron Small Cap Growth Fund’s shareholders in complete liquidation of that Fund.

		☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature [Joint Owners]	Date

[FORM OF PROXY CARD]

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Joint Proxy Statement/Prospectus is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

[                        ]

TOUCHSTONE VARIABLE SERIES TRUST Touchstone Baron Small Cap Growth Fund THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the Touchstone Variable Series Trust hereby appoints Terrie A. Wiedenheft and Timothy S. Stearns, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of Touchstone Baron Small Cap Growth Fund standing in the name of the undersigned at the close of business on September 30, 2015 at a Special Meeting of Shareholders to be held at the office of the Touchstone Variable Series Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 on November 20, 2015, and at any and all adjournments and postponements thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Joint Proxy Statement/Prospectus for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

[FORM OF PROXY CARD]

YOUR VOTE IS IMPORTANT!

THREE EASY WAYS TO VOTE YOUR PROXY.

TOUCHSTONE VARIABLE SERIES TRUST

Touchstone Third Avenue Value Fund

PROXY TABULATOR	To vote by Internet

1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand.

2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand.
2) Call ( ) - .
3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement/Prospectus.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

[FORM OF PROXY CARD]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

[ ]	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:		For	Against	Abstain

1. To approve an Agreement and Plan of Reorganization between Touchstone Third Avenue Value Fund and Touchstone Focused Fund, each a series of Touchstone Variable Series Trust, providing for (i) the transfer of all of the assets of Touchstone Third Avenue Value Fund to Touchstone Focused Fund in exchange for shares of Touchstone Focused Fund and the assumption by Touchstone Focused Fund of all of the liabilities of Touchstone Third Avenue Value Fund; and (ii) the termination of Touchstone Third Avenue Value Fund subsequent to the distribution of shares of Touchstone Focused Fund to Touchstone Third Avenue Value Fund’s shareholders in complete liquidation of that Fund.

		☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature [Joint Owners]	Date

[FORM OF PROXY CARD]

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Joint Proxy Statement/Prospectus is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

[                        ]

TOUCHSTONE VARIABLE SERIES TRUST Touchstone Third Avenue Value Fund THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the Touchstone Variable Series Trust hereby appoints Terrie A. Wiedenheft and Timothy S. Stearns, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of Touchstone Third Avenue Value Fund standing in the name of the undersigned at the close of business on September 30, 2015 at a Special Meeting of Shareholders to be held at the office of the Touchstone Variable Series Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 on November 20, 2015, and at any and all adjournments and postponements thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Joint Proxy Statement/Prospectus for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE